Fiscal Year 2017 Q1 E A R N I N G S C A L L P R E S E N TAT I O N

Today’s Agenda 1 Curt Riggle Vice President, Investor Relations Introduction Horacio Rozanski President and Chief Executive Officer Management Overview Lloyd Howell Executive Vice President and Chief Financial Officer Financial Results / Outlook Question & Answer

Disclaimer Forward Looking Safe Harbor Statement Certain statements contained in this press release and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and net cash provided by operating activities to free cash flows, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Fiscal 2017 Full Year Outlook on slide 5, reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2017. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. 2

Fiscal Year 2017 First Quarter Highlights  Reporting a solid First Quarter that positions us well for the full year  Delivered top and bottom line in line with our plan  Key priorities for Fiscal Year 2017 − Aggressively pursue opportunities in a market that continues to signal demand − Deliver the highest quality of work to our clients − Further operationalize our investments in advanced capabilities and talent − Improve organic growth while operating with agility and efficiency  Differentiated by the powerful combination of consulting expertise, domain knowledge, and technical capabilities  First quarter results underscore that Booz Allen is on the path toward sustainable quality growth − Made the right investments for the future − Demonstrating growth earlier and faster than competitors 3

Revenue $1.4 billion 5.3% Increase Net Income $67.8 million 5.5% Increase Adjusted Net Income $69.3 million 5.4% Increase Adjusted EBITDA $143.8 million 1.8% Increase Diluted EPS $0.45 4.7% Increase Adjusted Diluted EPS $0.46 4.6% Increase Total Backlog $12 billion 29.8% Increase Key Financial Results 4 Comparisons are to prior fiscal year period Preliminary First Quarter Fiscal 2017 Results

Financial Outlook 5 Fiscal 2017 Full Year Outlook Revenue growth forecast: Growth in the Range of Two to Five Percent Diluted EPS forecast (1): $1.60 - $1.70 Adjusted Diluted EPS forecast (1): $1.65 - $1.75 (1) Full Fiscal Year 2017 Estimated Weighted Average Diluted Share Count of 150.0 million shares; assumes an effective tax rate of 40.1%, which does not include federal and state tax credits for which qualification has not yet been established.

Executing our Strategy  We made a deliberate choice more than three years ago to immerse Booz Allen in the “innovation ecosystem” − Technology is changing and developing faster than ever − We anticipated our clients’ needs to take advantage of technological change  Benefits of our strategic partnerships and alliances − Keeps us in the constant flow of ideas − Helps us stay ahead of the market and deliver the best, most advanced solutions − Enables us to serve as a technology translator for our clients  Established an iHub Network in cities where technology and innovation are already driving forces − Boston, St. Louis, Austin, Seattle, San Francisco, and other locations − iHubs build connections with local companies, start-up accelerators, and academia − Innovation Center in DC fosters collaboration with partners and clients  External partnerships and alliances are foundational elements in achieving sustainable, quality growth − Keeps Booz Allen on the leading edge of technological change − Supports the creation of differentiated, profitable positions in high-demand areas − Broadens our clients’ thinking about what we can do for them − Helps us recruit and retain highly skilled people 6

Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information 8  "Adjusted Operating Income" represents operating income before adjustments related to the amortization of intangible assets. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature.  "Adjusted EBITDA" represents net income before income taxes, net interest and other expense, and depreciation and amortization and before certain other items. We prepare Adjusted EBITDA to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature.  "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets, and (ii) amortization or write-off of debt issuance costs and write-off of original issue discount, net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature.  "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the financial statements.  "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information 9 (Amounts in thousands, except share and per share data) 2016 2015 Adjusted Operating Income Operating Income 129,301$ 126,144$ Amortization of intangible assets (a) 1,126 1,056 Adjusted Operating Income 130,427$ 127,200$ EBITDA & Adjusted EBITDA Net income 67,817$ 64,306$ Income tax expense 45,547 44,280 Interest and other, net 15,937 17,558 Depreciation and amortization 14,501 15,117 EBITDA & Adjusted EBITDA 143,802 141,261 Adjusted Net Income Net income 67,817$ 64,306$ Amortization of intangible assets (a) 1,126 1,056 Amortization or write-off of debt issuance costs and write-off of original issue discount 1,289 1,294 Adjustments for tax effect (b) (966) (940) Adjusted Net Income 69,266$ 65,716$ Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 149,634,592 149,271,321 Adjusted Net Income Per Diluted Share (c) 0.46$ 0.44$ Free Cash Flow Net cash provided by operating activities 11,647$ 19,096$ Less: Purchases of property and equipment (6,171) (13,140) Free Cash Flow 5,476$ 5,956$ (Unaudited) Three Months Ended June 30, (a) Reflects amortization of intangible assets resulting from the Acquisition of our Company by The Carlyle Group. (b) Reflects tax effect of adjustments at an assumed marginal tax rate of 40%. (c) Excludes an adjustm nt of approximately $0.6 million and $0.7 million of net earnings for the three months ended June 30, 2016 and 2015 respectively, associated with the application of the two-class method for computing diluted earnings per share.